Page 61
                                                        Exhibit 10(iii) A(23)(b)


                                 AMENDMENT NO. 1
                                       TO
                        NATIONAL SERVICE INDUSTRIES, INC.
                       SUPPLEMENTAL DEFERRED SAVINGS PLAN



     THIS AMENDMENT made as of this 29th day of December, 1997, by NATIONAL SERVICE INDUSTRIES, INC.
(the "Company");


                              W I T N E S S E T H:


     WHEREAS,   the  Company   previously   established  the  National   Service
Industries,   Inc.  Supplemental  Deferred  Savings  Plan  ("Plan"),   effective
September 18, 1996; and


     WHEREAS, the Company now desires to amend the Plan in the manner hereinafter provided;


     NOW, THEREFORE, for and in consideration of the premises, the Plan is hereby amended as follows:


                                       1.


     Section 4.1(a) is hereby amended by adding the following to the end of the present section:


                  "If permitted by the Company and in accordance with such rules as the Company may establish, a Participant (other than an Executive Officer of the Company) may direct that all or a portion of the Deferral Subaccount shall be deemed to be invested in Shares."


                                       2.


     Section 4.1(b) is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:


                  "(b) Matching Subaccount. As of the end of each Plan Year, unless the Board otherwise determines, there shall be credited to the Matching Subaccount of each Participant who is employed on the last day of the Plan Year an amount equal to 25% of the amount of the Participant's deferrals for such Plan Year, provided that the maximum amount credited to a Participant's Matching Subaccount for a Plan Year shall not exceed five percent (5%) of the Participant's Compensation for such Plan Year. Unless the Company otherwise determines for a designated Eligible Executive (other than an Executive Officer of the Company), an Eligible Executive who is covered by a defined benefit supplemental executive retirement plan maintained by the Employer shall not be eligible to receive Employer matching contribution credits under the Plan.

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                                                        Exhibit 10(iii) A(23)(b)


                  Unless the Company otherwise determines, the amount credited to a Participant's Matching Subaccount shall be deemed to be invested in the form of cash, Shares, or a combination of cash and Shares, as elected by the Participant on the Election Form. The Company may provide the Participant with the right to change the deemed investment election from time to time and to designate different deemed investment elections for amounts credited to the Matching Subaccount in different Plan Years. To the extent the amount is deemed to be credited in cash, the Matching Subaccount will be credited with interest at the Prime Rate on each Annual Valuation Date (and at such other dates, if any, as may be determined by the Plan Administrator); if Shares are deemed to be credited, the Matching Subaccount will be adjusted on each Annual Valuation Date (and at such other dates ,if any, as may be determined by the Plan Administrator) as if it were invested in Shares to reflect any dividends (including reinvestment of such dividends in Shares), distributions, stock dividends, stock splits or similar actions with respect to the Shares since the preceding Annual Valuation Date (or such other date)."


                                       3.


     Section 4.1(c) is hereby amended by adding the following at the beginning of the last sentence of the first paragraph of the present section:

                  "Unless the Company otherwise determines for a designated
                   Eligible Executive,"


                                       4.


     Section 4.3(a)(iii)(B) is hereby amended by deleting the present provision in its entirety and substituting the following in lieu thereof:


                  "(B) In the event a Participant terminates after completing 5 Years of Service and attaining age 55 (except for death and Total and Permanent Disability which are covered by (A) above), the vested balance credited to a Participant's Deferral Subaccount shall be distributed as follows: (x) any Class Year Subaccounts as to which he has properly elected under subsection (ii) above a delayed distribution and/or payment in installments shall be distributed in accordance with such elections; and (y) with respect to any Class Year Subaccounts as to which the five-year period has not yet passed and that would otherwise be payable more than one (1) year in the future, the Participant may elect prior to termination to make the deferral election in (ii) above. Any Class Year Subaccounts as to which the 5-year period has not passed that are payable within one (1) year and any Class Year Subaccounts as to which the election in (y) is not made shall be payable as soon as practical after termination."
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                                                                         Page 63
                                                        Exhibit 10(iii) A(23)(b)


                                       5.


     Section 4.3(b)(ii) is hereby amended by adding the following at the end of the first paragraph of the present section:


                  "If the  Participant  does not elect to receive a distribution
         in  Shares,   or  if  Shares  cannot  otherwise  be  distributed,   the
         Participant's benefits shall be paid in cash."

                                       6.


     The within and foregoing amendments to the Plan shall be effective as of December 1, 1996. Except as hereby modified, the Plan shall remain in full force and effect.


     IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 the day and year first above written.

                                               NATIONAL SERVICE INDUSTRIES, INC.

                                               By:  /s/ James S. Balloun
                                               ---------------------------------